EXECUTION VERSION

                       NOTE AND WARRANT PURCHASE AGREEMENT


     This NOTE AND WARRANT PURCHASE AGREEMENT, dated as of February 1, 2007 (this "Agreement") is entered into by and among Petrosearch Energy Corporation,
        ---------
a  Nevada  corporation  (the "Company"), and RCH Petro Investors, LP, a Delaware
                              -------
limited  partnership  (the  "Purchaser").
                             ---------

     WHEREAS, the Company desires to raise an aggregate of $10 million through the sale of an 8% Senior Secured Convertible Promissory Note and a Warrant to purchase 5,000,000 shares of Common Stock; and

     WHEREAS, it is a condition to the Purchaser's purchase of the Note and Warrant that the Purchaser be provided with certain registration rights with respect to the shares of Common Stock into which the Note is convertible and the shares of Common Stock underlying the Warrant.

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section  1.01     Definitions.  As  used  in this Agreement, and unless the
                       -----------
context requires a different meaning, the following terms have the meanings indicated:

"     "Action"  against  a  Person  means  any  lawsuit,  action,  proceeding
      ------
or complaint  before  any  Governmental  Authority,  mediator  or  arbitrator.

     "Acts"  means  the  Securities  Act  and  the  Exchange  Act.
      ----

     "Affiliate"  means,  with  respect to a specified Person, any other Person,
      ---------
whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, "controlling," "controlled by," and "under common control with") means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" shall have the meaning specified in the introductory paragraph.
      ---------

     "Business  Day"  means  any  day  other than a Saturday, Sunday, or a legal
      -------------
holiday  for  commercial  banks  in  New  York,  New  York.

     "Closing"  shall  have  the  meaning  specified  in  Section  2.03.
      -------                                             -------------

     "Closing  Date"  shall  have  the  meaning  specified  in  Section  2.03.
      -------------                                             -------------

     "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
      ----

     "Commission"  means  the  United States Securities and Exchange Commission.
      ----------

     "Common  Stock"  means  the  Company's  common  stock,  par  value  $0.001.
      -------------

     "Company Material Adverse Effect" means a material and adverse effect on
      ------------------------------
(i) the assets, liabilities, financial condition, business, or affairs of the Company or (ii) the ability of the Company to consummate the transactions under any Transaction Document.

     "Company Related Parties" shall have the meaning specified in Section 7.02.
      -----------------------                                      ------------

     "Company  SEC  Documents" shall have the meaning specified in Section 3.06.
      -----------------------                                      ------------

     "Conversion  Price"  shall  have  the  meaning  specified  in  the  Note.
      -----------------

     "Exchange  Act"  means the Securities Exchange Act of 1934, as amended from
      -------------
time to time, and the rules and regulations of the Commission promulgated there under.

     "GAAP"  means generally accepted accounting principles in the United States
      ----
of  America  in  effect  from  time  to  time.

     "Governmental Authority" shall include the country, state, county, city and
      ----------------------
political subdivisions in which any Person or such Person's Property is located or which exercises valid jurisdiction over any such Person or such Person's
Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authorities that exercise valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, the Company or any of its Property or the Purchaser.

     "Holder"  means  the  record  holder  of  the Note, Warrant, Note Shares or
      ------
Warrant  Shares.

     "Indemnified  Party"  shall  have  the  meaning  specified in Section 7.03.
      ------------------                                           ------------

     "Indemnifying  Party"  shall  have  the  meaning specified in Section 7.03.
      -------------------                                          ------------

     "Law"  means  any federal, state, local or foreign order, writ, injunction,
      ---
judgment,  settlement,  award,  decree,  statute,  law,  rule  or  regulation.

     "Lien"  means any interest in Property securing an obligation owed to, or a
      ----
claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purpose of this Agreement, a Person shall be deemed to be the owner of any Property that it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

     "Note"  shall  have  the  meaning  specified  in  Section  2.01.
      ----                                             -------------

     "Note  Shares"  means the shares of Common Stock (i) to which the Holder is
      ------------
entitled upon conversion of the Note and (ii) that are issued in lieu of cash interest payments under the Note.

     "Offering  Notice"  shall  have  the  meaning  specified  in  Section 5.04.
      ----------------                                             ------------

     "OTC  BB"  shall mean the OTC Bulletin Board, on which the Company's Common
      -------
Stock  is  traded.

     "Party"  or  "Parties"  means  the  Company and the Purchaser party to this
      -----        -------
Agreement,  individually  or  collectively,  as  the  case  may  be.

     "Person" means any individual, corporation, company, voluntary association,
      ------
partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

     "Pledge  and  Security  Agreement"  means the pledge and security agreement
      --------------------------------
between the Company and the Purchaser in substantially the form attached hereto as Exhibit C pursuant to which the Company agrees to pledge as collateral
    --------
securing  the  Note  25% of its 100% interest in Exploration Holding Co., L.L.C.

     "Preferred  Stock"  means,  collectively,  the  Series  A  8%  convertible
      ----------------
preferred  stock  and  the  Series B convertible preferred stock of the Company.

     "Property"  means  any  interest  in any kind of property or asset, whether
      --------
real,  personal  or  mixed,  or  tangible  or  intangible.

     "Proposed  Financing"  shall  have  the  meaning specified in Section 5.04.
      -------------------

     "Purchase  Price"  means  $10  million.
      ---------------

     "Purchased  Securities"  means,  collectively,  the  Note  and the Warrant.
      ---------------------

     "Purchaser" shall have the meaning specified in the introductory paragraph.
      ---------

     "Purchaser  Material  Adverse Effect" means any material and adverse effect
      -----------------------------------
on (i) the ability of a Purchaser to meet its obligations under the Transaction Documents on a timely basis or (ii) the ability of a Purchaser to consummate the transactions under any Transaction Document.

     "Purchaser  Related  Parties"  shall  have the meaning specified in Section
      ---------------------------                                        -------
7.01.
----

     "Registration  Rights  Agreement"  means the Registration Rights Agreement,
      -------------------------------
substantially in the form attached to this Agreement as Exhibit D, to be entered
                                                        ---------
into  at  the  Closing,  between  the  Company  and  the  Purchaser.

     "Representatives"  of  any  Person  means  the Affiliates, control persons,
      ---------------
officers, directors, employees, agents, counsel, investment bankers and other representatives of such Person.

     "Securities  Act" means the Securities Act of 1933, as amended from time to
      ---------------
time,  and  the  rules and regulations of the Commission promulgated thereunder.

     "Terminating  Breach"  shall  have  the  meaning  specified  in  Section
      -------------------                                             -------
8.09(a)(ii).
-----------

     "Transaction Documents"  means,  collectively,  this  Agreement,  the
      --------------------
Registration Rights Agreement, the Pledge and Security Agreement, the Note and the Warrant and any and all other agreements or instruments executed and delivered by the Parties on even date herewith or at Closing, or any amendments, supplements, continuations or modifications thereto.

     "Transfer"  shall  have  the  meaning  specified  in  Section  5.08(b).
      --------

     "Warrant"  shall  have  the  meaning  specified  in  Section  2.02.
      -------

     "Warrant  Shares"  means the shares of Common Stock underlying the Warrant.
      ---------------

     Section  1.02     Accounting  Procedures  and  Interpretation.  Unless
                       -------------------------------------------
otherwise specified in this Agreement, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters under this Agreement shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Purchaser under this Agreement shall be prepared, in accordance with GAAP applied on a consistent basis during the periods involved (except, in the case of unaudited statements, as permitted by Form 10-QSB promulgated by the Commission) and in compliance as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto.

                                   ARTICLE II
                                SALE AND PURCHASE

     Section  2.01     Sale  and Issuance of the Note.  Subject to the terms and
                       ------------------------------
conditions of this Agreement, the Purchaser agrees to purchase and the Company agrees to sell the 8% Senior Secured Convertible Promissory Note in substantially  the  form  attached  hereto  as  Exhibit  A  (the "Note") for the
                                                ----------
Purchase  Price.

     Section 2.02     Issuance of Warrants.  As additional consideration for the
                      --------------------
Purchaser's agreement to the terms and conditions of this Agreement and other valuable consideration, the Company shall issue to the Purchaser a warrant to purchase5,000,000 shares of Common Stock, with the exercise price and other additional terms and conditions set forth in the form of Warrant attached hereto as Exhibit B (the "Warrant").
    ----------        -------

     Section  2.03     Closing.   The  execution and delivery of the Transaction
                       -------
Documents (other than this Agreement) and execution and delivery of all other instruments, agreements, and other documents required by this Agreement (the "Closing") shall take place on or before February 9, 2007 (the "Closing
 -------                                                                 -------

Date");provided,  however,  the  Parties  agree  to  use commercially reasonable
----
efforts to close the transaction on February 7, 2007. The Closing shall take place at the offices of Baker Botts L.L.P., 98 San Jacinto, Suite 1500, Austin, TX 78701.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser, on and as of the date of this Agreement and on and as of the Closing Date, as follows:

     Section  3.01     Valid  Existence.  Each  of  the  Company  and  its
                       ----------------
subsidiaries is duly organized, validly existing and in good standing under the laws of its state of incorporation or formation, and is duly qualified to do business in all jurisdictions in which the failure to be so qualified would result in a Company Material Adverse Effect. Each of the Company and its subsidiaries has all requisite power and authority (i) to own and lease the properties and assets it currently owns and leases and it contemplates owning and leasing and (ii) to conduct its activities as such activities are currently conducted and as currently contemplated to be conducted.

     Section  3.02     Ownership  of  Exploration Holding Co. L.L.C. The Company
                       ---------------------------------------------
owns 100% of the issued and outstanding membership interests in Exploration Holding Co. L.L.C., a Texas limited liability company ("Exploration Holding");
                                                          -------------------
such membership interests are duly authorized and validly issued in accordance with the Company Agreement of Exploration Holding (the Exploration Holding LLC Agreement) and fully paid (to the extent required under the Exploration Holding LLC Agreement) and non-assessable (except as such nonassessability may be affected by the Texas Business Organizations Code (the "TBOC")); and the Company
                                                        ----
owns  such  membership  interests  free  and  clear  of  all  Liens.

     Section  3.03     Ownership  of  Barnett  Petrosearch,  L.L.C.  Exploration
                       -------------------------------------------
Holding owns 100% of the issued and outstanding membership interests in Barnett Petrosearch, L.L.C., a Texas limited liability company ("Barnett"); such
                                                                -------
membership interests are duly authorized and validly issued in accordance with Barnett's limited liability company agreement (the "Barnett LLC Agreement") and
                                                     ---------------------
fully paid (to the extent required under the Barnett LLC Agreement) and non-assessable (except as such nonassessability may be affected by the TBOC); and Exploration Holding owns such membership interests free and clear of all Liens.

     Section  3.04     Ownership  of  DDJET.  Barnett  owns  a  5.54455% limited
                       --------------------
partnership interest in DDJET Limited, LLP, a Texas limited liability limited partnership ("DDJET"); such partnership interest is duly authorized and validly issued in accordance with DDJET's partnership agreement (the "DDJET Partnership
                                                               -----------------
Agreement")  and  fully paid (to the extent required under the DDJET Partnership
---------
Agreement) and non-assessable (except as such nonassessability may be affected By the TBOC); and Barnet towns such partnership interest free and clear of all Liens.

     Section  3.05     Capitalization  and  Valid  Issuance.
                       ------------------------------------

     (a) As of the date of this Agreement, the issued and outstanding equity of the Company consists of37,952,070shares of Common Stock, 483,416 shares of Series A 8% convertible preferred stock and 43,000 shares of Series B convertible preferred stock. All of the outstanding Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable. The rights, privileges and preferences of the Preferred Stock are as stated in the Company's Articles of Incorporation (the "Articles").

     (b)     Except  for  (i)  the conversion privileges of the Preferred Stock,
(ii)  the  conversion  privileges of the Note to be issued under this Agreement,
(iii) the warrant being issued in connection with this Agreement, (iv) warrants issued in February 2006 to certain investors, (v) the shares of Common Stock issuable upon exercise of warrants granted pursuant to the Company's incentive plan, and (vi) all warrants disclosed in the Company's SEC Documents, there are no outstanding options, warrants, rights (including conversion, preemptive rights or similar rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company, except as provided for in the Articles.

     (c) The issuance, offer and sale of the Note and the issuance of the Warrant have been duly authorized by the Company and, when issued and delivered to the Purchaser against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and will be free of any and all Liens and restrictions on transfer, other than under applicable state and federal securities Laws and other than such Liens as are created by the Purchaser.

     (d) The Company's currently outstanding Common Stock is quoted on the OTC BB.

     (e) The Company has reserved the Note Shares and the Warrant Shares for issuance and has adequate authorized capital under its Articles to issue such shares when the Note is converted or the Warrant is exercised.

     Section  3.06     Company SEC Documents.  The Company has timely filed with
                       ---------------------
the Commission all reports, schedules and statements required to be filed by it under the Exchange Act since the filing of its Form 8-A12G on August 10, 2005 (all such documents filed on or prior to the date of this Agreement, collectively, the "the Company SEC Documents"). The Company SEC Documents,
                          -----------------------
including any audited or unaudited financial statements and any notes thereto or schedules included therein, at the time filed (except to the extent corrected by a subsequently filed the Company SEC Document filed prior to the date of this Agreement) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) complied in all material respects with the applicable requirements of the Exchange Act, (iii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the

Commission with respect thereto, (iv) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-QSBof the Commission) and (v) fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments) in all material respects the consolidated financial position and the consolidated results of its operations and cash flows for the periods then ended. Ham, Langston & Brezina, L.L.P. is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

     Section  3.07     No  Material  Adverse  Change.  Except as set forth in or
                       -----------------------------
contemplated by the Company SEC Documents, since September 30, 2006, the Company has conducted its business in the ordinary course, consistent with past practice, and there has been no (i) change that has had or would reasonably be expected to have a Company Material Adverse Effect, (ii) acquisition or disposition of any material asset by the Company or any contract or arrangement therefor, otherwise than for fair value in the ordinary course of business,
(iii) material change in the Company's accounting principles, practices or methods or (iv) incurrence of material indebtedness.

     Section  3.08     Litigation.  Except  as  set  forth  in  the  Company SEC
                       ----------
Documents, there is no Action pending or, to the knowledge of the Company, contemplated or threatened against the Company or any of its officers (in their capacity as such), directors (in their capacity as such), Properties, which (individually or in the aggregate) reasonably would be expected to have a Company Material Adverse Effect or which challenges the validity of this Agreement or which would reasonably be expected to adversely affect or restrict the Company's ability to consummate the transactions contemplated by the Transaction Documents.

     Section  3.09     No  Conflict.  The execution, delivery and performance by
                       ------------
the Company of the Transaction Documents to which it is a party and all other agreements and instruments to be executed and delivered by the Company pursuant hereto or thereto or in connection herewith and therewith, and compliance by the Company with the terms and provisions hereof and thereof, do not and will not
(a) violate any provision of any Law, governmental permit, determination or award having applicability to the Company or any of its Properties, (b) conflict with or result in a violation of any provision of the articles of incorporation or bylaws of the Company (c) require any consent, approval or notice under or result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under (i) any note, bond, mortgage, license, or loan or credit agreement to which the Company is a party or by which the Company or any of its Properties may be bound or (ii) any other agreement, instrument or obligation, or (d) result in or require the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by the Company, except in the cases of clauses (a), (c) and (d) where such violation, default, breach, termination, cancellation, failure to receive consent or approval, or acceleration with respect to the foregoing provisions of this Section 3.09 would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

     Section  3.10     Authority.  The  execution  and  delivery  of,  and  the
                       ---------
performance by the Company of its obligations under the Transaction Documents have been duly and validly authorized by the Company, and the Transaction Documents have been duly executed and delivered by the Company and constitute the valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution hereunder and there under may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder and there under may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles, regardless whether enforcement is considered in a proceeding in equity or at law.

     Section  3.11     Compliance with Laws.  The Company is not in violation of
                       --------------------
any judgment, decree or order or any Law applicable to the Company, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct its business, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Company Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, except where such potential revocation or modification would not have, individually in the aggregate, a Company Material Adverse Effect.

     Section  3.12     Preemptive  Rights or Registration Rights.  Except for as
                       -----------------------------------------
set  forth  on  Exhibit  3.12, there are no preemptive rights or other rights to
                -------------
subscribe for or to purchase, nor any restriction upon the voting or transfer of, any capital stock of the Company pursuant to any agreement or instrument to which the Company is a party and is bound. Neither the execution of this
Agreement nor the issuance of the Note and Warrant as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Stock, other than as set forth on Exhibit 3.12.
                                                 -------------

     Section  3.13     Approvals.  Except  as  required  by  the  Commission  in
                       ---------
connection with the Company's obligations under the Registration Rights Agreement, no authorization, consent, approval, waiver, license, qualification or written exemption from, nor any filing, declaration, qualification or registration with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by the Company of any of the Transaction Documents to which it is a party, except (i) as may be required under the state securities or "Blue Sky" Laws, (or (ii) where the failure to receive such authorization, consent, approval, waiver, license, qualification or written exemption or to make such filing, declaration, qualification or registration would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

     Section  3.14     Offering.  Assuming  the  accuracy of the representations
                       --------
and warranties of the Purchaser contained in this Agreement, the sale and issuance of the Purchased Securities pursuant to this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor, to the Company's knowledge, any authorized Representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

     Section  3.15     Certain  Fees.  Except  for  fees  payable  to  Scarsdale
                       -------------
Equities, LLC in its capacity as placement agent, no fees or commissions will be payable by the Company to brokers, finders, or investment bankers with respect to the sale of any of the Purchased Securities or the consummation of the transactions contemplated by this Agreement. The Company agrees that it will indemnify and hold harmless the Purchaser from and against any and all claims, demands, or liabilities for broker's, finder's, placement, or other similar fees or commissions incurred by the Company or alleged to have been incurred by the Company in connection with the sale of Purchased Securities or the consummation of the transactions contemplated by this Agreement.

     Section  3.16     No  Side  Agreements.  There  are no other agreements by,
                       --------------------
among or between the Company or its Affiliates, on the one hand, and the Purchaser, on the other hand, with respect to the transactions contemplated hereby nor promises or inducements for future transactions between or among any of such parties.

     Section  3.17     Investment  Company  Status.  U.S.  Shipping  is  not  an
                       ---------------------------
"investment company" within the meaning of the Investment Company Act of 1940, as amended.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to the Company, on and as of the date of this Agreement and on and as of the Closing Date, as follows:

     Section  4.01     Valid  Existence.  The  Purchaser  (i) is duly organized,
                       ----------------
validly existing and in good standing under the Laws of its jurisdiction of organization and (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its Properties and carry on its business as its business is now being conducted, except where the failure to obtain such licenses, authorizations, consents and approvals would not reasonably be expected to have a Purchaser Material Adverse Effect.

     Section  4.02     No Conflicts.  The execution, delivery and performance by
                       ------------
the Purchaser of the Transaction Documents to which it is a party and all other agreements and instruments to be executed and delivered by the Purchaser pursuant hereto or thereto or in connection herewith or therewith, compliance by the Purchaser with the terms and provisions hereof and thereof, and the purchase of the Purchased Securities by the Purchaser do not and will not (a) violate any provision of any Law, governmental permit, determination or award having applicability to the Purchaser or any of its Properties, (b) conflict with or result in a violation of any provision of the organizational documents of the Purchaser, or (c) require any consent (other than standard internal consents), approval or notice under or result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under (i) any note, bond, mortgage, license, or loan or credit agreement to which the Purchaser is a party or by which the Purchaser or any of its Properties may be bound or (ii) any other such agreement, instrument or obligation, except in the case of clauses (a) and (c), where such violation, default, breach, termination, cancellation, failure to receive consent or approval, or acceleration with respect to the foregoing provisions of this Section  4.02  would  not,  individually or in the aggregate, reasonably be
     -------------
expected  to  have  a  Purchaser  Material  Adverse  Effect.

     Section  4.03     Authority.  The  execution  and  delivery  of,  and  the
                       ---------
performance by the Purchaser of its obligations under the Transaction Documents have been duly and validly authorized by the Purchaser, and the Transaction Documents have been duly executed and delivered by the Purchaser and constitute the valid and legally binding agreements of the Purchaser, enforceable against the Purchaser in accordance with their terms, except as rights to indemnity and contribution hereunder and there under may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Purchaser's obligations hereunder and there under may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles, regardless whether enforcement is considered in a proceeding in equity or at law.

     Section  4.04     Investment.  The  Purchased Securities are being acquired
                       ----------
for the Purchaser's own account, or the accounts of clients for whom the Purchaser exercises discretionary investment authority, not as a nominee or agent, and with no present intention of distributing the Purchased Securities or any part thereof, and that the Purchaser has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities Laws of the United States of America or any state, without prejudice, however, to the Purchaser's right at all times (subject to the Purchaser's agreement contained in Section 4.07 to sell or
                                                         ------------
otherwise dispose of all or any part of the Purchased Securities under a registration statement under the Acts and applicable state securities Laws or under an exemption from such registration available there under (including, without limitation, if available, Rule 144 promulgated there under). If the Purchaser should in the future decide to dispose of any of the Purchased Securities, the Purchaser understands and agrees (a) that it may do so only (i) in compliance with the Acts and applicable state securities law, as then in effect, or (ii) in the manner contemplated by any registration statement pursuant to which such securities are being offered, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities.

     Section  4.05     Nature  of  Purchaser.  The  Purchaser  represents  and
                       ---------------------
warrants to, and covenants and agrees with, the Company that, (a) it is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act and (b) by reason of its business and financial experience it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Securities, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.

     Section  4.06     Receipt  of  Information;  Authorization.  The  Purchaser
                       ----------------------------------------
acknowledges that it (a) has access to the Company SEC Documents and (b) has been provided a reasonable opportunity to ask questions of and receive answers from Representatives of the Company regarding such matters.

     Section 4.07     Restricted Securities.  The Purchaser understands that the
                      ---------------------
Purchased Securities it is purchasing are characterized as "restricted securities" under the federal securities Laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Purchaser represents that it is knowledgeable with respect to Rule 144 of the Commission promulgated under the Securities Act. Purchaser further understands that a restrictive legend will be placed on the Purchased Securities, the Note Shares and the Warrant Shares.

     Section  4.08     Certain  Fees.  No fees or commissions will be payable by
                       -------------
the Purchaser to brokers, finders, or investment bankers with respect to the sale of any of the Purchased Securities or the consummation of the transactions contemplated by this Agreement. The Purchaser agrees that it will indemnify and hold harmless the Company from and against any and all claims, demands, or liabilities for broker's, finder's, placement, or other similar fees or commissions incurred by the Purchaser or alleged to have been incurred by the Purchaser in connection with the purchase of Purchased Securities or the consummation of the transactions contemplated by this Agreement.

     Section  4.09     Related  Parties.  The  Purchaser  is  not  an officer or
                       ----------------
director of the Company and, on the date hereof and as of the date of Closing (before giving effect to the purchase of Purchased Securities pursuant to this Agreement), the Purchaser and its Affiliates (a) hold less than five percent of the Common Stock of the Company outstanding on the date hereof and (b) hold less than five percent of the outstanding voting power of the Company.

     Section 4.10     Short Sales.  The Purchaser has not engaged in short sales
                      -----------
of  the  Company's  Common  Stock  during the three months preceding the Closing
Date.

                                    ARTICLE V
                                    COVENANTS

     Section  5.01     Notice  of  Default.  So  long  as  any  amounts  remain
                       -------------------
outstanding under the Note, the Company covenants that it shall give the Holder written notice of the occurrence of any Event of Default (as defined in Section 8 of the Note) promptly upon the occurrence thereof.

     Section  5.02     Observation  and  Information  Rights.  So  long  as  any
                       -------------------------------------
amounts  remain  outstanding under the Note, the Company covenants that it shall
(i) provide the Holder, on a quarterly basis, evidence that it is in compliance with the debt covenants contained the Note and(ii) in the event that the Company has not timely filed the Company SEC Documents provide the Holder quarterly financial information, quarterly updates regarding the Company's business, and other information which would have otherwise been filed with the Commission.

     Section  5.03     Price  Protection. Without limiting  the  Holder's  right
                       -----------------
set forth in Section 5.04,if the Company issues and sells capital in the Company any time during the six months following the Closing Date with an equity price less than the Conversion Price, the Holder may, in its sole discretion, (i) participate up to $10 million in the transaction in which the Company issues and sells such capital or (ii) demand that the Company redeem 100% of the then outstanding principal amount of the Note, plus any accrued and unpaid interest. The Company agrees that in the event the Holder acts pursuant to (i) or (ii), the Company shall take or cause to take all necessary action to effect the Holder's participation in such a transaction or the redemption of the Notes. In the event the Notes are redeemed, the Company agrees that payment will be due to the Holder in immediately available cash within ten days of receipt of the Holder's demand for redemption.

     Section  5.04      Future Participation Rights. The Company agrees that the
                        ---------------------------
Holder has the right to participate in the next financing of the Company up to an aggregate amount of up to50%of the total amount raised by the Company in such financing on terms and conditions set by the Company. In the event that the Company elects to seek such financing, it will give written notice (the "Offering Notice") of such offering to the Holder. The Offering Notice shall(i)
 ----------------
set forth the terms, the amount of and conditions of the proposed financing, which shall be identical in all material respects to the to the terms and conditions being offered by the Company to other prospective investors (the "Proposed Financing") and (ii)specify a date for the closing of the Proposed
 -------------------
Financing which shall be not less than 15 days after the date of the Offering Notice. The Holder shall have ten days after the date of the Offering Notice to provide written notice to the Company of its intent to participate, pro rata, with all other prospective investors in the Proposed Financing. If such written notice is not received within such time period, then the Holder's right to participate in the Proposed Financing shall terminate.

     Section  5.05     Integration. The Company shall not sell, offer for sale
                       -----------
or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Purchased Securities in a manner that would require the registration under the Securities Act of the sale of the Purchased Securities.

     Section  5.06     Short Sales. The Holder agrees that it will not engage in
                       -----------
short sales of the Company's Common Stock while any amount is outstanding under the Note.

     Section  5.07     Taking  of  Necessary Action.  Each of the Parties hereto
                       ----------------------------
shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Company and the Holder will use its commercially reasonable efforts to make all filings and obtain all consents of Governmental Authorities that may be necessary or, in the reasonable opinion of the Holder or the Company, as the case may be, advisable for the consummation of the transactions contemplated by the Transaction Documents.

                                   ARTICLE VI
                               CLOSING CONDITIONS

     Section  6.01     Conditions  to  the  Closing
                       ----------------------------

          (a)     Mutual Conditions.  The respective obligation of each Party to
                  -----------------
consummate the purchase and issuance and sale of the Purchased Securities shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

              (i) no Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction which temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal; and

              (ii) there shall not be pending any Action by any Governmental Authority seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement.

          (b)     Purchaser's  Conditions.  The  obligation  of the Purchaser to
                  -----------------------
consummate the purchase of the Purchased Securities shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Purchaser on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

              (i) The Company shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Company on or prior to the Closing Date;

              (ii) (the representations and warranties of the Company contained in this Agreement that are qualified by materiality or Company Material Adverse Effect shall be true and correct when made and as of the Closing Date and all other representations and warranties shall be true and correct in all material respects when made and as of the Closing Date, in each case as though made at and as of the Closing Date (except that representations made as of a specific date shall be required to be true and correct as of such date only);

              (iii) since the date of this Agreement, no Company Material Adverse Effect shall have occurred and be continuing;

              (iv) the Company shall have delivered, or caused to be delivered, to the Purchaser at the Closing, the Company's closing deliveries  described  in  Section  6.02.
                                -------------

     (c)     The  Company's Conditions.   The  obligation  of  the  Company  to
             ------------------------
consummate the sale of the Purchased Securities to the Purchaser shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by the Company in writing, in whole or in part, to the extent permitted by applicable Law):

              (i) the Purchaser shall have performed and complied with in all material respects the covenants and agreements contained in this Agreement that are required to be performed and complied with by that Purchaser on or prior to the Closing Date;

              (ii) the representations and warranties of the Purchaser contained in this Agreement that are qualified by materiality or Purchaser Material Adverse Effect shall be true and correct when made and as of the Closing Date and all other representations and warranties shall be true and correct in all material respects when made and as of the Closing Date, in each case as though made at and as of the Closing Date (except that representations made as of a specific date shall be required to be true and correct as of such date only);

              (iii) since the date of this Agreement, no Purchaser Material Adverse Effect shall have occurred and be continuing; and

              (iv) the Purchaser shall have delivered, or caused to be delivered, to the Company at the Closing, the Purchaser's closing deliveries described in Section 6.03.

     Section  6.02     Company Deliveries.  At the Closing, subject to the terms
                       ------------------
and conditions of this Agreement, the Company will deliver, or cause to be delivered, to the Purchaser:

          (a) The Purchased Securities, free and clear of any Liens, encumbrances or interests of any other party other than restrictions on transfer imposed by federal and state securities Laws and those imposed by Purchaser;

          (b) The Registration Rights Agreement in substantially the form attached to this Agreement as Exhibit D, which shall have been duly executed by
                               ---------
the  Company;

          (c) The Pledge and Security Agreement in substantially the form attached to this Agreement as Exhibit C, which shall have been duly executed by
                               ---------
the  Company;

          (d) The original certificate representing a 25% interest in Exploration Holding Co., L.L.C. along with a unit power executed in blank;

          (e) Copies of the UCC-1s evidencing that the same has been filed as required by the Pledge and Security Agreement;

          (f) The consent required pursuant to Section 3.03 of the Company Agreement of Exploration Holding Co, L.L.C. permitting the pledge of the interests under the Pledge and Security Agreement;

          (g) Waiver of Fortuna Energy LP's right to participate in this offering;

          (h) Copies of the Articles of the Company, certified by the Secretary of State of the State of Nevada, dated as of a recent date;

          (i) A certificate of the Secretary of State of the State of Nevada, dated as of a recent date, that the Company is in good standing;

          (j) A cross-receipt, dated the Closing Date, executed by the Company and delivered to the Purchaser certifying that it has received the Purchase Price with respect to the Purchased Securities issued and sold to the Purchaser;

          (k) An officer's certificate of the Company substantially in the form attached to this Agreement as Exhibit E; and
                                         ----------

          (l) An opinion addressed to the Purchaser from James Hughes dated the Closing Date, substantially similar in substance to the form of opinion attached to this Agreement as Exhibit F.
                                   ----------

     Section  6.03     Purchaser  Deliveries.  At  the  Closing,  subject to the
                       ---------------------
terms and conditions of this Agreement, the Purchaser will deliver, or cause to be delivered to the Company:

          (a) Payment to the Company of the Purchase Price by wire transfer(s) of immediately available funds to an account designated by the Company in writing at least one (1) Business Day prior to the Closing;

          (b) the Registration Rights Agreement in substantially the form attached to this Agreement as Exhibit D, which shall have been duly executed by
                               ---------
the  Purchaser;

          (c) the Pledge and Security Agreement in substantially the form attached to this Agreement as Exhibit C which shall have been duly executed by
                                ---------
the  Purchaser;

          (d) a cross-receipt, dated the Closing Date, executed by the Purchaser and delivered to the Company certifying that the Purchaser has received the Purchased Securities; and

          (e) an Officer's Certificate substantially in the form attached to this Agreement as Exhibit G.
                     ----------

                                   ARTICLE VII
                       INDEMNIFICATION, COSTS AND EXPENSES

     Section  7.01     Indemnification  by  the  Company.  The Company agrees to
                       ---------------------------------
indemnify  the  Purchaser  and  its  Representatives  (collectively,  "Purchaser
                                                                       ---------
Related  Parties")  from,  and  hold  each  of them harmless against any and all
----------------
actions, suits, proceedings (including any investigations, litigation or inquiries), demands and causes of action, and, in connection therewith, and promptly on demand, pay and reimburse each of them costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of the Company contained herein;provided that such claim for indemnification relating to a breach of a representation or warranty is made prior to the expiration of such representation or warranty.

     Section  7.02     Indemnification  by  Purchaser.  The  Purchaser agrees to
                       ------------------------------
indemnify  the  Company  and  its  Representatives  (collectively,  "the Company
                                                                     -----------
Related  Parties")  from,  and  hold  each of them harmless against, any and all
----------------
actions, suits, proceedings (including any investigations, litigation, or inquiries), demands and causes of action and, in connection therewith, and promptly upon demand, pay and reimburse each of them costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of the Purchaser contained herein; provided that such claim for indemnification relating to a breach of a representation or warranty is made prior to the expiration of such representation or warranty.

     Section 7.03     Indemnification Procedure.  Promptly after any the Company
                      -------------------------
Related  Party or Purchaser Related Party (hereinafter, the "Indemnified Party")
                                                             -----------------
has received notice of any indemnifiable claim hereunder, or the commencement of any action or proceeding by a third party, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the "Indemnifying Party") written notice of such claim or the commencement of such action or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party's possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (ii) if (A) the Indemnifying Party has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, involves no admission of wrongdoing or malfeasance by, and includes a complete release from liability of, the Indemnified Party.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section  8.01     Interpretation.  Article,  Section, Schedule, and Exhibit
                       --------------
references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word "including" shall mean "including but not limited to." Whenever any determination, consent or approval is to be made or given by the Company under the Transaction Documents, such action shall be in the Company's sole discretion unless otherwise specified therein. Whenever the Company has an obligation under the Transaction Documents, the expense of complying with such obligation shall be an expense of the Company, as applicable, unless otherwise specified therein. Whenever any determination, consent or approval is to be made or given by the Purchaser under the Transaction Documents, such action shall be in the Purchaser's sole discretion unless otherwise specified therein. If any provision in the Transaction Documents is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and the Transaction Documents shall be construed and enforced as if such illegal, invalid, not binding, or unenforceable provision had never comprised a part of the Transaction Documents, and the remaining provisions shall remain in full force and effect. The Transaction Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.

     Section  8.02     Survival  of  Provisions.  The  representations  and
                       ------------------------
warranties set forth in Sections 3.01, 3.02, 3.03, 3.04, 3.05, 3.10, 3.11, 3.13,
                        --------------------------------------------------------
3.18,  3.19, 4.01, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08 and 4.09 of this Agreement
-----------------------------------------------------     ----
shall survive the execution and delivery of this Agreement indefinitely, and the other representations and warranties set forth in this Agreement shall survive for a period of twelve (12) months following the Closing Date regardless of any investigation made by or on behalf of the Company, or the Purchaser. The covenants made in this Agreement or any other Transaction Document shall survive the closing of the transactions described herein and remain operative and in full force and effect regardless of acceptance of any of the Purchased Securities and payment therefor and repayment, conversion or repurchase thereof. All indemnification obligations of the Company, and the Purchaser pursuant to this Agreement shall remain operative and in full force and effect unless such obligations are expressly terminated in a writing by the Parties, regardless of any purported general termination of this Agreement.

     Section  8.03     No  Waiver;  Modifications  in  Writing
                       ---------------------------------------

          (a)     Delay.  No  failure  or  delay  on  the  part  of any Party in
                  -----
exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any right, power, or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a Party at Law or in equity or otherwise.

          (b)     Specific  Waiver.  Except  as  otherwise  provided  herein, no
                  ----------------
amendment, waiver, consent, modification, or termination of any provision of this Agreement or any other Transaction Document shall be effective unless signed by each of Parties or each of the original signatories thereto affected by such amendment, waiver, consent, modification, or termination. Any amendment, supplement or modification of or to any provision of this Agreement or any other Transaction Document, any waiver of any provision of this Agreement or any other Transaction Document, and any consent to any departure by the Company from the terms of any provision of this Agreement or any other Transaction Document shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     Section  8.04     Binding  Effect;  Assignment
                       ----------------------------

          (a)     Binding  Effect.  This  Agreement  shall  be  binding upon the
                  ---------------
Company, the Purchaser, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Parties to this Agreement and as provided in Article VII, and their respective successors and permitted assigns.

          (b)     Assignment  of Purchased Securities. All or any portion of the
                  -----------------------------------
Purchased Securities purchased pursuant to this Agreement may be sold, assigned or pledged by the Purchaser, subject to compliance with applicable securities Laws.

          (c)     Assignment  of  Rights.  The  Purchaser  may assign all or any
                  ----------------------
portion of its rights hereunder; provided the assignee shall be deemed to be a Purchaser hereunder with respect to such assigned rights and shall agree to be bound by the provisions of this Agreement.

     Section  8.05     Communications.  All  notices  and  demands  provided for
                       --------------
hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery, electronic mail or personal delivery to the addresses listed on the signature pages hereto or to such other address as the Company or the Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time of transmittal, if sent via electronic mail; upon actual receipt if sent by registered or certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via telecopy; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

     Section  8.06     Entire  Agreement.  This  Agreement  and  the  other
                       -----------------
Transaction Documents are intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto and thereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein with respect to the rights granted by the Company or the Purchaser set forth herein and therein. This Agreement and the other Transaction Documents supersede all prior agreements and understandings between the Parties with respect to such subject matter.

     Section  8.07     Governing  Law.  This  Agreement  will  be  construed  in
                       --------------
accordance with and governed by the Laws of the State of Texas without regard to principles of conflicts of Laws.

     Section 8.08     Execution in Counterparts.  This Agreement may be executed
                      -------------------------
in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

     Section  8.09     Termination.
                       -----------

          (a) Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time at or prior to the Closing:

              (i) by the mutual written consent of the Purchaser and the Company;

              (ii) by the written consent of the Purchaser or by the Company , (A) if any representation or warranty of the other party set forth in this Agreement shall be untrue in any material respect when made, or (B) upon a breach in any material respect of any covenant or agreement on the part of the other party set forth in this Agreement (either clause (A) or
                                                                   ---------
     (B)  above being  a "Terminating  Breach");  provided, that, each
     ---                  -------------------
     Terminating Breach would cause the conditions to the non-terminating party's obligations not to be satisfied and such Terminating Breach is not cured within 30 days after written notice from the non-breaching party; or

          (b) Notwithstanding anything herein to the contrary, this Agreement shall automatically terminate at any time at or prior to the Closing:

              (i) if a statute, rule, order, decree or regulation shall have been enacted or promulgated, or if any action shall have been taken by any Governmental Authority of competent jurisdiction which permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal; or

              (ii) if the Closing shall not have occurred on or before February 9,2007.

          (c) In the event of the termination of this Agreement as provided in Section 8.09(a) or Section 8.09(b), this Agreement shall forthwith become
    ----------------      ---------------
null and void. In the event of such termination, there shall be no liability on the part of any party hereto, except as set forth in Article VII of this Agreement and except with respect to the requirement to comply with any confidentiality agreement in favor of the Company; provided that nothing herein shall relieve any party from any liability or obligation with respect to any willful breach of this Agreement.

     Section  8.10     Expenses.  If any action at law or equity is necessary to
                       --------
enforce or interpret the terms of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney's fees, out-of-pocket costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     Section 8.11     Change of Control.  The provisions of this Agreement shall
                      -----------------
apply to the full extent set forth herein with respect to any and all common stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Purchased Securities, the Note Shares or the Warrant Shares.

     Section  8.12     Recapitalization Affecting the Purchased Securities.  The
                       ---------------------------------------------------
Purchased Securities, the Note Shares and the Warrant Shares shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.

                           [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

                                        PETROSEARCH ENERGY CORPORATION


                                        By:    /s/ Richard D. Dole
                                              ----------------------------------
                                        Name:  Richard D. Dole
                                              ----------------------------------
                                        Title: Chief Executive Officer
                                               and President
                                              ----------------------------------

                                        Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------


                                        RCH PETRO INVESTORS, LP

                                        By: RR Advisors, LLC,
                                            its general partner

                                            By:    /s/ Robert Raymond
                                                  ------------------------------
                                            Name:  Robert Raymond
                                                  ------------------------------
                                            Title: Sole Member
                                                  ------------------------------

                                            Address:
                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------


                               Signature Page to
                      Note and Warrent Purchase Agreement

                                                                    EXHIBIT 3.12
                                                                    ------------
                       Preemptive and Registration Rights
                       ----------------------------------


                                  EXHIBIT 3.12

                                                                       Exhibit A
                                                                       ---------

                                      Note
                                      ----

                                 Attached Hereto


                                   Exhibit A

                                                                       Exhibit B
                                                                       ---------

                                     Warrant
                                     -------

                                 Attached Hereto


                                   Exhibit B

                                                                       Exhibit C
                                                                       ---------

                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------

                                 Attached Hereto


                                   Exhibit C

                                                                       EXHIBIT D
                                                                       ---------

                      FORM OF REGISTRATION RIGHTS AGREEMENT
                      -------------------------------------


                                 Attached hereto


                                   EXHIBIT D

                                                                       Exhibit E
                                                                       ---------

                         PETROSEARCH ENERGY CORPORATION

                              OFFICER'S CERTIFICATE

          Pursuant to Section 6.02 of the Note and Warrant Purchase Agreement, dated as of February 1, 2007 (the "Purchase Agreement"), by and among
                                          ------------------
Petrosearch  Energy  Corporation,  a Nevada corporation ("the Company"), and RCH
                                                          -----------
Petro Investors, LP, a Delaware limited partnership relating to the issuance and sale by the Company to the Purchaser of Note of the Company, the undersigned hereby certifies on behalf of the Company, as follows:

          (A) The Company has performed and complied in all material respects with the covenants and agreements contained in the Purchase Agreement that are required to be performed and complied with by the Company on or prior to the date hereof.

          (B) The representations and warranties of the Company contained in the Purchase Agreement that are qualified by materiality or Company Material Adverse Effect (as defined in the Purchase Agreement) are true and correct as of the date of the Purchase Agreement and as of the date hereof and all other representations and warranties are true and correct in all material respects as of the date of the Purchase Agreement and as of the date hereof, except that representations made as of a specific date are true and correct as of such date only.

          (C) Since the date of the Purchase Agreement, no Company Material Adverse Effect (as defined in the Purchase Agreement) has occurred and is continuing.

DATED:  FEBRUARY  __,  2007             PETROSEARCH  ENERGY  CORPORATION

                                        By:    /s/ Richard D. Dole
                                              ----------------------------------
                                        Name:  Richard D. Dole
                                              ----------------------------------
                                        Title: Chief Executive Officer
                                               and President
                                              ----------------------------------


                                   Exhibit E

                                                                       EXHIBIT F
                                                                       ---------

                            Opinion of Company Counsel
                            -------------------------

                                    [To Come]


                                   EXHIBIT F

                                                                       EXHIBIT G
                                                                       ---------
                             RCH PETRO INVESTORS, LP

                              OFFICER'S CERTIFICATE

          Pursuant to Section 6.03 of the Note and Warrant Purchase Agreement, dated as of February 1, 2007 (the "Purchase Agreement") by and among Petrosearch
                                   ------------------
Energy Corporation, a Nevada corporation, and RCH Petro Investors, LP, a Delaware limited partnership (the "Purchaser") relating to the issuance and sale by the Company to the Purchaser of Note of the Company, the undersigned hereby certifies on behalf of the Company, as follows

          (A) The Purchaser has performed and complied in all material respects with the covenants and agreements contained in the Purchase Agreement that are required to be performed and complied with by the Purchaser on or prior to the date hereof.

          (B) The representations and warranties of the Purchaser contained in the Purchase Agreement that are qualified by materiality or Purchaser Material Adverse Effect (as defined in the Purchase Agreement) are true and correct as of the date of the Purchase Agreement and as of the date hereof and all other representations and warranties are true and correct in all material respects as of the date of the Purchase Agreement and as of the date hereof, except that representations made as of a specific date are true and correct as of such date only.

          (C) Since the date of the Purchase Agreement, no Purchaser Material Adverse Effect (as defined in the Purchase Agreement) has occurred and is continuing.

DATED:  FEBRUARY  __,  2007             RCH  PETRO  INVESTORS,  LP

                                        By: RR Advisors, LLC,
                                            its general partner

                                        By: /s/ Robert Raymond
                                           -------------------------------------
                                            Robert Raymond, Sole Member


                                   EXHIBIT G